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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2005

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

             DELAWARE                    000-50677               23-2269490
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 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
          incorporation)                                    Identification No.)

 3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania      19006
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              (Address of principal executive offices)               (Zip Code)

Registrant's telephone, including area code: (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

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ITEM 8.01  OTHER EVENTS

        On April 15, 2005, Immunicon Corporation issued a press release announcing that two research abstracts will be presented at the 2005 Annual Meeting of the American Association for Cancer Research, April 15 - 20 in Anaheim, CA. Abstract Number: 4637 entitled, "Circulating Endothelial Cells Are Elevated in Metastatic Carcinomas" will be presented on Tuesday, April 19 from 1:00 to 5:00 p.m. PDT. Abstract Number: 5571 entitled, "Global Gene Expression Profiling of Circulating Tumor Cells" will be presented on Wednesday, April 20 from 8:00 a.m. to 12:00 Noon PDT.

        Following the conference, the presentations will be posted on Immunicon's website at http://www.immunicon.com.

        A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  EXHIBITS

       (c) Exhibits.

              99.1 - Press release dated April 15, 2005

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMMUNICON CORPORATION

Date:      April 15, 2005                  By:    /s/ JAMES G. MURPHY
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                                           Name:  James G. Murphy
                                           Title: Senior Vice President,
                                                  Finance and Administration and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number    Document
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99.1      Press release dated April 15, 2005.